PROSPERITY BANCSHARES, INC.®

Real bankers... not just a bank.®

Exhibit 99.1

“Safe Harbor” Statement
“Safe Harbor” Statement
under the Private Securities Litigation Reform Act of 1995
The statements contained in this presentation which are not historical facts contain forward-
looking information with respect to plans, projections, or future performance of Prosperity
Bancshares, Inc. and its subsidiaries. Forward-looking statements, within the meaning of
Section 21E of the Securities Exchange Act of 1934, may have been made in this document.
Prosperity’s results may differ materially from those in the forward-looking statements for a variety of reasons, including actions of competitors; changes in laws and regulations; customer and consumer response to marketing; effectiveness of spending, investment or programs; and
economic conditions.  These factors, and others, are more fully described in Prosperity
Bancshares, Inc.’s filings with the Securities and Exchange Commission.
Copies of Prosperity Bancshares, Inc.’s SEC filings are available over the Internet at no charge from www.sec.gov.
In connection with the proposed merger of Texas United Bancshares, Inc. ("Texas United") into
Prosperity Bancshares, Inc., Prosperity will file with the Securities and Exchange Commission
("SEC") a Registration Statement on Form S-4 to register the shares of Prosperity’s common stock to be issued to the shareholders of Texas United. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of Prosperity and Texas
United seeking their approval of the proposed transaction.
WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION
STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS
INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER

“Safe Harbor” Statement
“Safe Harbor” Statement
under the Private Securities Litigation Reform Act of 1995
RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY
CONTAIN IMPORTANT INFORMATION ABOUT PROSPERITY, TEXAS UNITED AND THE
PROPOSED TRANSACTION.
Investors and security holders may obtain free copies of the joint proxy statement/prospectus
(when available) and other related documents filed by Prosperity and Texas United with the
SEC through the SEC's website at www.sec.gov. Documents filed with the SEC by Prosperity will be available free of charge by directing a request by telephone or mail to Prosperity
Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027 Attn:
Investor Relations. Prosperity’s telephone number is (713) 693-9300. Documents filed with the
SEC by Texas United will be available free of charge by directing a request by telephone or mail to Texas United Bancshares, Inc., 109 N. Main Street, La Grange, Texas 78645. Texas
United's telephone number is (979) 968-7294.
Participants in the Prosperity – Texas United Transaction
Prosperity, Texas United and their respective directors, executive officers, and certain other members of management and employees may be soliciting proxies in favor of the merger from
Prosperity's shareholders and Texas United's shareholders.  Information about Prosperity's directors, executive officers, and members of management is set forth in the proxy statement for Prosperity's 2006 Annual Meeting of Shareholders filed with the SEC on March 17, 2006.
Information about Texas United's directors, executive officers, and members of management is set forth in the proxy statement for Texas United's 2006 Annual Meeting of Shareholders filed with the SEC on April 24, 2006.

Prosperity is . . . .
Prosperity is . . . .
•
A $4.5 billion Texas based Financial Holding Company
•
3   largest Texas based commercial bank by deposit size
•
Strong balance sheet growth – 10 year CAGR of 33% loans, 30%
deposits, and 31% assets
•
Strong earnings growth – 10 year CAGR of 18% for EPS (diluted) and
35% for net income
•
Shareholder driven with a approximately 19% insider ownership
•
Excellent asset quality – Net Charge Offs / Average Loans of 0.01%
for six months ending June 30, 2006
•
Excellent cost control – under 50% efficiency ratio
•
Successfully integrated 14 accretive transactions over the last 5 years including $1.1 billion Houston Area based bank closed on 4/1/06 a Track Record of Success
rd

PROSPERITY BANK®

DALLAS
AUSTIN
HOUSTON
SAN ANTONIO
CORPUS CHRISTI

Banking Center Locations
Banking Center Locations
88 Full Service Locations
38 in Houston CMSA
15 in Corpus Christi area
11 in Dallas/Fort Worth area
5 in Austin area
2 in East Texas
17 in South Texas Southwest of Houston
Total Population:
Texas:         22,293,020
Population (CMSA)
Houston:        5,106,853
Dallas:           5,643,259
Austin:           1,393,420
San Antonio: 1,592,383
Corpus Christi: 406,742
77% of total loans
and
69% of total deposits
are in
Houston, Dallas & Austin markets

Balance Sheet Summary
Balance Sheet Summary
$0
$300
$600
$900
$1,200
$1,500
$1,800
$2,100
$2,400
$2,700
$3,000
$3,300
$3,600
$3,900
$4,200
$4,500
$4,800
$5,100
1997 1998 1999 2000 2001 2002 2003 2004 2005 2Q 2006
$0
$100
$200
$300
$400
$500
$600
$700
$800
Loans
Deposits
Assets
Equity
As Originally Reported
In millions
Equity in millions
Total footings as of 6/30/06
Loans = $2.2 billion
Deposits = $3.6 billion
Assets = $4.5 billion

EPS Growth Diluted
EPS Growth Diluted
$0.48
$0.74
$0.79
$1.22
$1.36
$1.59
$1.77
$0.44
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
$2.00
2000 2001 2002 2003 2004 2005 2Q 2005 2Q 2006
Net income 5 and 10 year
CAGR = 43% and 35% respectively
EPS 10 year
CAGR = 18%

Net Interest Income and Margin
(fte)
Net Interest Income and Margin
(fte)
3.81%
3.82%
3.81%
3.77%
3.81%
3.82%
$0
$5
$10
$15
$20
$25
$30
$35
$40
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
3.74%
3.75%
3.76%
3.77%
3.78%
3.79%
3.80%
3.81%
3.82%
3.83%
Net Interest
Income
Net Interest
Margin
In millions
Net Interest Margin 2005    3.81%

9 Non-interest Income Growth Non-interest Income Growth 0 5 10 15 20 25 30 35 2000 2001 2002 2003 2004 2005 2Q05 2Q06 In millions

Efficiency Ratio
47.24%
48.93%
49.41%
51.82%
50.39%
45.00%
47.50%
50.00%
52.50%
55.00%
2002 2003 2004 2005 2Q06
5 acquisitions
$507 million
assets acquired
4 acquisitions
$426 million
assets acquired
2 acquisitions
$846 million
assets acquired
2 acquisitions
$296 million
assets acquired
1 acquisition
$1.1 billion
assets acquired
Calculated by dividing total non-interest expense (excluding securities losses and credit loss provisions) by net interest income plus non-interest income (excluding securities gains and losses and net gain on sale of assets). Additionally, taxes are not part of this calculation.

Loan Growth
Loan Growth
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2,200
2,400
2000 2001 2002 2003 2004 2005 2Q06
30.00%
35.00%
40.00%
45.00%
50.00%
55.00%
60.00%
65.00%
Loans
Loan / Deposit
Ratio
In millions
Loan/deposit ratio increased from 37% at 12/31/03 to 60% at 6/30/06
2Q06 Organic Loan Growth = 15.3%
Average Organic Loan Growth
for the last 2 years = 8%

Loan Composition
Loan Composition
June 30, 2006
Total Loans $2,204,792
Commercial
$297,230
13.5%
Commercial
Real Estate
$934,554
42.4%
Home
Equity
$64,540
2.9%
Agriculture
$67,007
3.0%
Consumer
$71,432
3.2%
1-4 Family
Residential
$373,783
17.0%
Construction
$396,246
18.0%
In millions

Historical Loan Composition
Historical Loan Composition
In millions
CAGR
Loan Composition
Commercial $ 93.8 13.8% $ 94.0 12.2% $ 144.4 13.9% $ 222.8 14.4% $ 297.2 13.5% 39.0%
Construction $ 52.4 7.7% $ 36.5 4.7% $ 109.6 10.6% $ 206.7 13.4% $ 396.3 18.0% 78.3%
1-4 Family Residential $ 206.6 30.4% $ 237.1 30.8% $ 260.5 25.2% $ 313.2 20.3% $ 373.8 17.0% 18.5%
Home Equity $ 23.2 3.4% $ 27.9 3.6% $ 34.5 3.3% $ 58.7 3.8% $ 64.5 2.9% 33.9%
Commercial Real Estate $ 202.5 29.8% $ 283.8 36.9% $ 389.6 37.7% $ 619.3 40.3% $ 934.6 42.4% 54.8%
Agriculture $ 36.6 5.4% $ 35.9 4.7% $ 44.1 4.2% $ 56.3 3.6% $ 67.0 3.0% 18.9%
Consumer $ 64.5 9.5% $ 54.8 7.1% $ 52.9 5.1% $ 65.1 4.2% $ 71.4 3.2% 3.0%
Total Loans $ 679.6
100.0%
$ 770.0
100.0%
$ 1,035.6
100.0%
$ 1,542.1
100.0%
$ 2,204.8
100.0% 40.0%
6/30/2006 12/31/2003 12/31/2002 12/31/2004 12/31/2005

Asset Quality – NPA/Loans + OREO
Asset Quality – NPA/Loans + OREO
-0.10%
0.10%
0.30%
0.50%
0.70%
0.90%
1.10%
2000 2001 2002 2003 2004 2005 Y-T-D 06
PRSP NPA / Loans Peer NPA / Loans
Texas Peer Group Includes: CFR, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS, TXUI

Asset Quality - NCO/Average Loans
Asset Quality - NCO/Average Loans
-0.10%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
2000 2001 2002 2003 2004 2005 Y-T-D 06
PRSP NCO / Loans Peer NCO / Loans
Texas Peer Group Includes: CFR, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS, TXUI

Bond Portfolio
Bond Portfolio
June 30, 2006
Total Market Value of Investment
Securities $1,643,412
MBS
$932,133
56.45%
Preferred
$24,000
1.45%
Municipals
$56,634
3.43%
US Agencies &
Treasury
$319,022
19.32%
Corporate &
Other
$11,252
0.68%
CMOs
$308,219
18.67%
Portfolio Allocation
HTM $1,254,119 75.9%
AFS $   397,141(+)         24.1%
Subtotal $1,651,260 100.0%
Less $       7,848(-)          Unrealized Loss
Total $1,643,412 100.0%
In millions
• Approx. annual cash
flow $325 million
• Effective duration
2.9 years

Deposit Composition
CDs & IRAs
<$100,000
$598,038
16.4%
June 30, 2006
Total Deposits $3,640,000
In millions
CDs & IRAs
>$100,000
$617,029
17.0%
Non-interest
bearing DDA
$839,317
23.1%
Interest
Bearing DDA
$655,081
18.0%
MMA &
Savings
$930,535
25.5%

Merger & Acquisition History
Merger & Acquisition History
$0
$5
$10
$15
$20
$25
$30
$35
Nov-98 May-99 Nov-99 May-00 Nov-00 May-01 Nov-01 May-02 Nov-02 May-03 Nov-03 May-04 Nov-04 May-05 Nov-05 May-06
06/21/99
South Texas Bancshares, Inc.
Deal Value:                   $23.4
Location:                   Beeville
11/08/00
Heritage Bank
Deal Value: $53.3
Location: Houston
02/22/02
Texas Guaranty Bank
Deal Value:       $11.8
Location:      Houston
04/26/02
First State Bank
Deal Value: $3.7
Location: Needville
05/02/02
Paradigm Bank
Deal Value:   $41.6
Location: Houston
08/15/02
First National Bank
Deal Value:     $5.0
Location:  Bay City
03/05/03
BankDallas
Deal Value: $7.0
Location:  Dallas
10/26/04
FirstCapital Bank
Deal Value: $135.7
Location:  Corpus Christi
06/15/00
Compass Bank – 5 Branches
Location:        Houston area
07/15/02
Bank of the Southwest
Deal Value:        $21.0
Location:           Dallas
02/03/03
Abrams Centre Bank
Deal Value:     $16.3
Location:        Dallas
07/21/03
mainbank
Deal Value: $39.7
Location:   Dallas
10/06/03
First State Bank
Deal Value:  $21.3
Location:      Dallas
4/26/04
First State Bank
Deal Value:  $7.3
Location:      Grapeland
05/12/04
Village Bank
Deal Value:  $20.2
Location:      Austin
09/12/05
Liberty Bank
Deal Value:  $42.0
Location:      Austin
11/16/05
Southern National Bank
Deal Value:  $242.7
Location:      Houston

11/12/98
6/24/99
2/4/00
9/15/00
4/27/01
12/7/01
7/22/02
3/3/03
10/14/03
5/26/04
1/5/05
8/18/05
3/31/06

Source:  CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2005.
Used with permission.  All rights reserved.  crsp.com
SNL Financial LC (434) 977-1600   © 2005
Total Return Performance
Total Return Performance
$100,000 invested in PRSP at
IPO on 11/12/1998 was worth
$ 542,300 on 3/31/2006
0%
100%
200%
300%
400%
500%
600%
Prosperity Bancshares Inc.  (+442.3%)
Russell 3000  (+40.9%)
NASDAQ Bank Index  (+80.5%)

Contact Information
Contact Information
979.543.2200
david.hollaway@prosperitybanktx.com
Chief Financial Officer
David Hollaway
281.269.7199
dan.rollins@prosperitybanktx.com
www.prosperitybanktx.com
President & Chief Operating Officer 281.269-7222  Fax
Dan Rollins 281.269.7199  Telephone
979.543.2200
david.zalman@prosperitybanktx.com
Houston, Texas  77027
Chairman & Chief Executive Officer 4295 San Felipe
David Zalman Prosperity Bank Plaza
Investor Contacts Corporate Headquarters

KBW Presentation – 7/31/06

Financial Highlights
Financial Highlights
As Originally Reported
(Dollars in thousands, except EPS)
12.47%
14.79%
15.34%
13.56% 15.82% 14.10% Tier I Risk Capital
13.53%
15.84%
16.37%
14.67% 16.90% 15.30% Total Risk Capital
$36,582 $28,479 $110,897 $81,967 $64,499 $52,641 Net- Int Income
4.56%
6.98%
$5.69
$19.39
34.81%
10.15%
1.40%
$.48
$15,895
$9,156
$3,640,000
$2,204,792
$4,531,951
2Q06
4.70%
6.56%
$4.36
$8.19
28.16%
18.66%
1.45%
$1.22
$21,321
$11,594
$1,586,611
$679,559
$1,823,286
2002
5.21%
7.49%
$6.01
$15.84
30.38%
11.31%
1.41%
$.44
$12,208
$7,881
$2,847,770
$1,520,175
$3,446,816
2Q05
$16.69
$12.32 $10.49 Book value per share
5.46%
4.38% 4.17% Tangible Ratio
7.83%
6.30% 7.10% Leverage Ratio
$30,021
$23,071 $16,966 Non-Int Income
$4.96
33.41%
14.27%
1.36%
$1.59
$34,707
$2,317,076
$1,035,513
$2,697,228
2004
$6.48
29.88%
11.56%
1.42%
$1.77
$47,860
$2,920,318
$1,542,125
$3,585,982
2005
$4.53
Tangible book value per
share
29.94%
ROAE – tangible
15.60% ROAE
1.32% ROAA
$1.36 EPS (diluted)
$26,548 Net Income
$2,083,748 Deposits
$770,053 Loans
$2,400,487 Assets
2003
(1) Due to the adoption of SFAS 150 on January 1, 2004, the Company now includes the dividend payments on junior subordinated debentures as part of interest expense rather than non-interest expense.  Prior period data has been restated to reflect the adoption of SFAS 150.

PRSP Acquisitions
PRSP Acquisitions
At Announcement
Date of
Announcement Seller City State Type Consideration
Accounting
Method
PRSP
Assets
($000)
Sellers'
Assets
($000)
Sellers'
Assets
Contribution
(%)
Deal
Value
($000)
11/16/05 SNB Bancshares, Inc. Houston TX Bank Common Stock Purchase 3,529,468 1,121,000 21.7 242.7
09/12/05 Grapeland Bancshares, Inc. Grapeland TX Bank Common Stock Purchase 3,479,747 73,000 2.15 7.3
10/26/04 FirstCapital Bankers, Inc. Corpus Christy TX Thrift Common Stock Purchase 2,709,169 773,566 22.21 135.7
05/12/04 Village Bank and Trust Austin TX Thrift Cash Purchase 2,449,553 110,400 4.31 20.2
04/26/04 Liberty Bank Austin TX Thrift Mixed Purchase 2,449,553 186,000 7.06 42
10/06/03 First State Bank of North Texas Dallas TX Bank Mixed Purchase 2,078,532 93,900 4.32 21.3
07/21/03 Mainbancorp Dallas TX Bank Mixed Purchase 1,983,277 195,700 8.98 39.7
03/05/03 BankDallas SSB Dallas TX Thrift Cash Purchase 1,822,256 40,716 2.19 7
02/03/03 Abrams Centre Bancsahres, Inc. Dallas TX Bank Cash Purchase 1,822,256 95,388 4.97 16.3
08/15/02 First National Bank of Bay City Bay City TX Bank Cash Purchase 1,360,356 28,174 2.03 5
07/15/02 Southwest Bank Holding Company Dallas TX Bank Cash Purchase 1,289,637 127,055 8.97 21
05/02/02 Pardigm Bancoporation, Incoporated Houston TX Bank Common Stock Purchase 1,289,637 259,262 16.74 41.6
04/26/02 First State Bank Needville TX Bank Cash Purchase 1,289,637 174,754 1.36 3.7
02/22/02 Texas Guaranty Bank, N.A. Houston TX Bank Cash Purchase 1,262,152 75,019 5.61 11.8
11/08/00 Commercial Bancshares, Inc. Houston TX Bank Common Stock Pooling 693,079 401,271 36.67 53.3
06/21/99 South Texas Bancshares, Inc. Beeville TX Bank Cash Purchase 461,903 142,091 23.53 23.4
6/5/1998 Union State Bank East Bernard TX Bank Cash Purchase 339,287 79,174 18.92 17.6
Branch Acquisistions
Date of
Announcement Seller
# of
Branches
Branch
Type
Branch
Locale
State
Amount of
Deposits
Transferred
($000)
Deposit
Premium
($000)
Premium/
Deposits (%)
Assets
Transferred:
Loan? Yor N
6/15/2000 Compass Bancshares, Inc. 5 Bank TX 87,000 NA NA Yes
2/27/1998 Grimes County Capital Coporation 1 Bank TX 5,900 250 4.24 No
3/30/1997 Wells Fargo & Company 1 Bank TX NA NA NA No
3/11/1996 Victoria Bankshares, Inc. 1 Bank TX 46,000 NA NA Yes

Projected Population Change
2005-2010 (%)
10.86%
10.58%
6.26%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
PRSP Pro Forma Texas Average National Average
Growth Rates are deposits rated by County
Source: SNL Financial
* Pro Forma includes the acquisition of TXUI
*

The Greater Houston Market
The Greater Houston Market
• A metropolitan region of 5.4 million that is projected to grow 15.0% from 2005 to
2010
• Houston is the 4th largest city in the US
• Harris County is Texas’ largest deposit market with $85.8 billion in total deposits
• Home to 24 FORTUNE 500 companies
• Port of Houston contributes $7.7 Billion to the local economy and provides
200,000 direct and related jobs
• Home of NASA’s Johnson Space Center
• Largest medical center in the world; 65,300 employees and an $13.5 billion impact on the Houston economy
• Energy Capital of the World
• Sugar Land (Southwestern region of the Houston MSA) ranked #3 on Money’s
Best Places to Live
Source: SNL Financial and Greater Houston Partnership

Fort Bend County
Fort Bend County
Sources: ESRI, ACCRA The Council for Community and Economic Research and the Greater Fort Bend Economic Development Council
•
Fast-growing county with an attractive customer base
–
26.6% historical population growth for 2000 – 2005
Versus 10.8% for Texas and 6.2% for the U.S.
–
27.6% projected population growth for 2005 – 2010
Versus 10.6% for Texas and 6.3% for the U.S.
•
Ranks second in the nation for median household income (adjusted for cost of living)
•
Median household income of approximately $76,300 well above the median for the state of Texas of approximately $47,800
•
Leads the nation in its rate of homeownership (81%) and employment growth

The Dallas/Fort Worth Market
The Dallas/Fort Worth Market
• Fort Worth is Texas’ third largest deposit market
• A metropolitan region of 5.9 million that is projected to grow 13.9% from 2005 to 2010
– Tarrant County will lead the region’s population growth, adding up to 800,000 people by 2030
• New residents and businesses are attracted by favorable cost of living, quality of life and major development projects
• DFW airport is the busiest airport in the world and the nation’s largest inland port
• Service related businesses and the health care and energy industries are significant growth sectors
• The DFW Metroplex has the second largest high-tech sector in the nation
Source: SNL Financial and North Central Texas Council of Governments

Other Significant Markets
Other Significant Markets
The Victoria Market
• Known as the South Texas Crossroads,
Victoria is located at the intersection of
three major US highways: 77, 87 and 59
(the future I-69)
• A cultural, historic and economic hub with
a population of approximately 90,000
• Located just 1.5-2 hours from four major
metropolitan communities: Austin,
Houston, San Antonio and Corpus Christi
Source: SNL Financial, Greater Victoria Chamber of Commerce, Victoria
Economic Development Corporation and Corpus Christi Regional Economic
Development Corporation
The Corpus Christi Market
• 8th Largest City in Texas
• 7th Largest Port in the US; Employs
40,000 Texans and provides $2.2 billion
in income
• Major industries include: Petrochemical,
Military, Tourism
• Corpus Christi has been rated:
– #31 for Best Performing Economy in the
United States
– Top 20 Best Places To Do Business
– 8th most favorable city to live in based on
wages, cost-of-living and employment
– 4th in nation for new investments
• Vast sea channels link the Port of Corpus
Christi to the globe

Other Significant Markets
Other Significant Markets
The Bryan / College Station Market
• Current population of more than 200,000
that is projected to grow 9.6% from 2005
to 2010
• Home to the fourth largest University in
the country (Texas A&M University)
• College Station has been rated:
– In the Top 60 of America's Smaller Cities
– 14th in the Nation for Relocation
– First MSA and First in the US for the
Better Living Index
– 12th in the Smaller City Category, Top 25
Cities for doing business in America
– 11th on Money’s 2006 Most Educated
Source: SNL Financial, City of College Station, Austin Chamber of Commerce
and The Texas Economic Development
The Austin / Round Rock Market
• A metropolitan region of 1.4 million that is
projected to grow 16.2% from 2005 to
2010
• Median household income of $59,000
that is projected to grow 17.8% from
2005 to 2010
• Austin ranked #2 on Money’s Best Places
to Live (Best Big Cities for 2006)
• Austin has been called “Best Place for
Business and Careers”, “Live Music
Capital of the World” and the “Best City
for Relocating Families”
• The region is among the top targets for
venture capital investment in the United
States

2Q06 Presentation – 7/31/06

PROSPERITY BANCSHARES, INC.®

TEXAS UNITED BANCSHARES

Acquisition of July 20, 2006

Strengthens the Franchise
Strengthens the Franchise
•
Creates a company with more than $6.0 billion in assets, the third largest independent Texas-based bank
•
Increases market capitalization to approximately $1.5 billion
•
Accretive to GAAP and cash EPS within 12 months after operational integration with 20% cost savings
•
Relatively neutral to tangible book value
•
Solidifies Prosperity’s footprint in Dallas and Austin
•
Provides market entry to Fort Worth and the Bryan/College Station markets

Strengthens the Franchise
Strengthens the Franchise
•
Gives Prosperity the #11 deposit market share in Texas
•
Combined franchise will have 131 banking centers in Texas
– #3 position of “brick and mortar” branches among independent Texas banks
•
Pricing of the transaction is consistent with other bank deals in metropolitan markets in Texas
•
Low execution risk

Acquisition Summary
Acquisition Summary
Acquirer: Prosperity Bancshares, Inc. (PRSP)
Acquiree: Texas United Bancshares, Inc. (TXUI)
Price Per Share: $32.84 per share
(1)
Aggregate Value: $357.1 million
(1)
Consideration: 100% stock
Exchange Ratio: 1.0000
Termination Fee: $15.0 million
Collar: In the event that PRSP’s stock price is below $28.50, PRSP will have the opportunity (but not the obligation) to adjust the total merger consideration paid to TXUI shareholders (made whole). Otherwise,
TXUI will be allowed to walk-away (terminate the Definitive
Agreement without any further obligations).
In the event that PRSP’s stock price is greater than $34.84, the exchange ratio shall be adjusted so that the consideration to TXUI remains as if PRSP’s stock price is $34.84
Management Retention: L. Don Stricklin, TXUI President and CEO, to join PRSP Board of
Directors and Bank Board of Directors
Key senior employees have signed employment agreements
Due Diligence: Completed
(1) Assuming PRSP stock price of $32.84, the average closing price of
PRSP for the 20 trading days ending 07/18/06

Transaction Highlights
Transaction Highlights
Anticipated Closing: First quarter of 2007
Operational Integration: First half of 2007
Pre-tax Cost Savings: 20.0%
Acquisition Price to:
(1)
Book Value ($15.84 share): 2.07 x
Tangible Book Value ($6.58 share): 4.99 x
LTM EPS ($1.44): 22.8 x
2006 First Call EPS ($1.49): 22.0 x
2007 First Call EPS ($1.68): 19.5 x
Deposit Premium: 21.7%
Assets: 19.6%
(1) Assuming PRSP closing price of $32.84, the average stock price of
PRSP for the 20 trading days ending 07/18/06

Comparable Transactions
Comparable Transactions
Texas metropolitan bank transactions with announced deal values over $50 million since January 1, 2004
Source: SNL Financial and Company Press Releases
General Information Transaction Values & Multiples Target Financial Data at Ann.
Price/ Price/ Price/ Core 1 Day 1 Month
Deal LTM Est. Price/ Tang. Deposit Mkt. Mkt. Tg. Eq./
Annc. Value EPS EPS Book Book Prem. Prem. Prem. Assets Assets ROA ROE
Buyer Name Seller Name City Date Consid. ($M) (x) (x) (%) (%) (%) (%) (%) ($M) (%) (%) (%)
Prosperity Bancshares, Inc. Texas United Bancshares, Inc. La Grange 07/19/06 Stock 357 22.8 22.0 207 499 25.3 7.0 23.0 1,818.3 4.1 0.93 9.9
Cullen/Frost Bankers, Inc. Summit Bancshares, Inc. Fort Worth 07/02/06 Mixed 364 28.6 26.0 429 497 38.0 33.5 44.7 1,121.3 6.4 0.87 11.8
Banco Bilbao Vizcaya Argentaria, S.A. State National Bancshares, Inc. Fort Worth 06/12/06 Cash 481 24.4 22.7 214 464 31.0 23.8 41.3 1,692.7 6.3 1.11 8.5
Banco Bilbao Vizcaya Argentaria, S.A. Texas Regional Bancshares, Inc. McAllen 06/12/06 Cash 2,165 24.3 22.5 324 485 43.3 13.7 38.9 6,634.0 6.9 1.40 14.7
Trustmark Corporation Republic Bancshares of Texas, Inc. Houston 04/13/06 Mixed 210 29.3 na 484 484 35.9 na na 654.0 6.6 1.23 17.8
Prosperity Bancshares, Inc. SNB Bancshares, Inc. Sugar Land 11/16/05 Mixed 243 29.8* 24.7 262 262 28.7 75.0 64.5 1,120.7 7.9 0.78 9.8
Compass Bancshares, Inc. TexasBanc Holding Company Weatherford 09/19/05 Mixed 459 25.7 18.4 389 397 31.2 na na 1,526.1 7.6 1.33 17.8
Zions Bancorporation Amegy Bancorporation, Inc. Houston 07/06/05 Mixed 1,691 23.6 21.6 284 407 30.4 1.5 36.6 7,559.5 5.5 0.90 11.5
State National Bancshares, Inc. Heritage Financial Corporation Granbury 05/17/05 Cash 54 20.8 23.8 284 284 19.0 na na 238.6 7.9 1.12 13.6
Cullen/Frost Bankers, Inc. Horizon Capital Bank Houston 04/19/05 Mixed 107 na na 315 315 29.2 na na 380.0 9.0 0.88 10.3
Wells Fargo & Company First Community Capital Corporation Houston 09/02/04 Stock 124 nm na 334 538 29.1 na na 536.0 4.9 0.47 6.1
Southwest Bancorp. of Texas Klein Bancshares, Incorporated Houston 05/20/04 Mixed 165 22.6 16.5 382 382 25.5 na na 571.0 7.6 1.34 16.3
State National Bancshares, Inc. Mercantile Bank Texas Fort Worth 04/26/04 Cash 51 25.7 na 323 323 21.1 na na 200.0 7.9 1.09 13.4
Average 25.5 22.0 335 403 30.2 29.5 45.2 7.0 1.04 12.6
Median 25.0 22.6 324 402 29.8 23.8 41.3 7.2 1.10 12.6
* Excludes a $4.1 million after-tax loss in Q1 2005 related to balance sheet restructuring

McAlester
Lawton
Duncan
Ada
Ardmore
Red
Little Rock
Mena
Hot Springs
Pine Blu
ARKANSAS
Durant
Hugo
Nashville
Wichita Falls
Denison
Paris
Idabel
Hope
Camden
Sherman
Clarksville
Texarkana
UNITED STATES
Magnolia
El Dorado
Plano
Greenville
Mount Pleasant
Fort Worth
Dallas
Sweetwater
Big Spring
Abilene
Stephenville
Longview
Ruston
Monroe
Midland
Odessa
Athens
Tyler
Shreveport
Colorado
Corsicana
Winnfield
Brownwood
San Angelo
Waco
Nacogdoches
Natchitoches
TEXAS
Crockett
Lufkin
Many
Alexandria
Killeen
Temple
Brady
Jasper
Huntsville
De Ridder
LOUIS
College Station
Austin
Lake Charles
Beaumont
Lafayette
Brenham
Rio Grande
Houston
Port Arthur
Lagrange
Gonzales
San Antonio
Boquillas del Carmen
Acuña
Piedras Negras
Victoria
Bay City
Allende
Beeville
COAHUILA DE ZARAGOZA
Múzquiz
Sabinas
MEXICO
Ocampo
Corpus Christi
Ciudad Anáhuac
Laredo
Gulf of Mexico

Pro Forma Banking Center
Network
Pro Forma Banking Center
Network
# of
Branches
Prosperity Bancshares Inc. 88
Texas United Bancshares, Inc.
State Bank 25
GNB Financial NA 7
Gateway National Bank 6
Northwest Bank 5
Total Texas United Branches 43

OKLAHOMA
TEXAS
Falls
Jolly
Henrietta
Terral
Leon
Thackerville
Nocona
CLAY
COOKE
MONTAGUE
Montague
St. Jo
Bowie
Bellevue
Joy
Lindsay
Gainesville
Callisburg
Sadler
Sherman
Savoy
Denison
Colbert
GRAYSON
FANNIN
Bonham
Ector
Honey Grove
Paris
LAMAR
Sumner
Powderly
Detroit
Roxton
Deport
Howland
Bogata
Collinsville
Tioga
Howe
Van Alstyne
Trenton
Leonard
Ladonia
Pecan Gap
Cooper
Sulphur Bluff
Forestburg
Alvord
West Fork Trinity
Chico
Sanger
Pilot Point
Krum
Anna
Celina
Celeste
Wolfe City
DELTA
Tira
Commerce
JACK
Jacksboro
Bryson
Bridgeport
Runaway Bay
WISE
Decatur
Denton
Corinth
McKinney
COLLIN
Princeton
Argyle
DENTON
Flower Mound
Plano
Allen
Caddo Mills
Wylie
Cumby
Greenville
Sulphur Springs
HOPKINS
FRANKLIN
Mount Vernon
Perrin
Boyd
Briar
Double Oak
Carrollton
Richardson
HUNT
Como
Pickton
Winnsboro
Graford
Poolville
Reno
Keller
Colleyville
Rowlett
Quinlan
Point
Emory
Yantis
Mineral Wells
Eagle Mountain
North Richland Hills
Irving
Garland
ROCKWALL
West Tawakoni
RAINS
Alba
Quitman
Palo Pinto
PARKER
Hudson Oaks
Haltom City
Sunnyvale
Forney
Terrell
Wills Point
Grand Saline
WOOD
PALO PINTO
Weatherford
Fort Worth
Pantego
Arlington
Dallas
Hutchins
Edgewood
Mineola
Santo
Gordon
Benbrook
TARRANT
Cedar Hill
Combine
Crandall
VAN ZANDT
Hawkins
Mingus
Lipan
Burleson
Mansfield
Red Oak
KAUFMAN
Canton
Lindale
HOOD
Granbury
Joshua
Alvarado
Midlothian
Palmer
Kemp
Ben Wheeler
Van
Morgan Mill
Cleburne
Keene
Waxahachie
Ennis
Gun Barrel City
Mabank
Edom
SMITH
Tyler
Stephenville
JOHNSON
Rio Vista
Glen Rose
Payne Springs
Eustace
Murchison
ERATH
SOMERVELL
Italy
Rice
NAVARRO
Malakoff
HENDE
Walnut Springs
Blum
Itasca
Milford
Trinidad
Dublin
Morgan
HILL
Blooming Grove
Corsicana
Angus
Iredell
BOSQUE
Hillsboro
Cayuga
35
377
82
271
287
81
51
121
30
67
180
12
20
69
45
281
77

Pro Forma Dallas/Fort Worth
Banking Center Network
Pro Forma Dallas/Fort Worth
Banking Center Network
Prosperity Bancshares Inc.
Texas United Bancshares, Inc.
GNB Financial NA
Gateway National Bank
Northwest Bank

Texas Deposit Market Share Analysis
Texas Deposit Market Share Analysis
Excludes Countrywide Financial Corp. (CA) & United Svcs Automobile Assn. (TX)
Source: SNL Financial; Data as of June 30, 2005, pro forma for recently completed and pending acquisitions
Texas Total Total
Deposits Market
Branch in Market Share
Rank Institution Count ($000) (%)
1 JPMorgan Chase & Co. (NY) 418 66,978,768 21.41
2 Bank of America Corp. (NC) 489 40,556,362 12.96
3 Wells Fargo & Co. (CA) 555 24,772,067 7.92
4 Cullen/Frost Bankers Inc. (TX) 122 9,685,717 3.10
5 Banco Bilbao Vizcaya Argent SA 157 9,233,021 2.95
6 Compass Bancshares Inc. (AL) 168 8,377,416 2.68
7 Washington Mutual Inc. (WA) 217 8,024,125 2.57
8 Wachovia Corp. (NC) 159 7,030,653 2.25
9 Temple-Inland Inc. (TX) 97 6,506,155 2.08
10 Zions Bancorp. (UT) 85 5,091,320 1.63
Pro Forma PRSP 131 4,967,376 1.59
11 International Bancshares Corp. (TX) 152 4,856,202 1.55
12 Capital One Financial Corp. (VA) 118 4,260,500 1.36
13 Prosperity Bancshares Inc. (TX) 88 3,724,308 1.19
29 Texas United Bancshares Inc. (TX) 43 1,243,068 0.40
Top 10 2,285 174,658,129 55.83
Totals (1-614) 6,127 312,826,745 100.00

Top 20 independent Texas banks and thrifts ranked by number of Brick and Mortar branches
Source: SNL Financial
One of a Few with a Significant
Footprint
One of a Few with a Significant
Footprint
Rank Company Branches
1. International Bancshares Corporation 163
2. Guaranty Bank 139
Pro Forma PRSP 131
3. Cullen/Frost Bankers, Inc. 103
4. Prosperity Bancshares, Inc. 88
5. First National Bank Group, Inc. 49
6. Texas United Bancshares, Inc. 43
7. Sterling Bancshares, Inc. 39
8. First Financial Bankshares, Inc. 35
9. Franklin Bank, SSB 33
10. Woodforest Financial Group, Inc. 32
11. Broadway Bancshares, Inc. 32
12. American State Financial Corporation 29
13. North American Bancshares, Inc. 29
14. JSA Family Ltd. Ptnshp                                 27
15. First Community Bancshares, Inc. 26
16. Central Community Corporation 26
17. Century Bancshares, Inc. 24
18. South Plains Financial, Inc. 21
19. ANB Corporation 21
20. PlainsCapital Corporation 20

Pro Forma Deposit Composition
Pro Forma Deposit Composition
Non-interest
bearing DDA
23.1%
MMA &
Savings
25.6%
Interest
Bearing DDA
18.0%
CDs & IRAs
<$100,000
16.4%
CDs & IRAs
>$100,000
17.0%
Prosperity Bancshares, Inc.
Pro Forma
6/30/06
Prosperity Bancshares, Inc.
6/30/06
Texas United Bancshares, Inc.
6/30/06
CDs & IRAs
>$100,000
14.3%
CDs & IRAs
<$100,000
18.7%
Interest
Bearing DDA
17.1%
MMA &
Savings
21.5%
Non-interest
bearing DDA
28.5%
CDs & IRAs
>$100,000
16.2%
CDs & IRAs
<$100,000
17.0%
Interest
Bearing DDA
17.8%
MMA &
Savings
24.5%
Non-interest
bearing DDA
24.5%
In thousands
Amount
Non-interest bearing DDA $ 839,317 23.1%
Interst Bearing DDA 655,081 18.0
MMA & Savings 930,535 25.6
CD's & IRA's<100m 598,038 16.4
CD's & IRA's>100m 617,029 17.0
Total Deposits $ 3,640,000 100.0%
% of total
Amount
Non-interest bearing DDA $ 377,022 28.5%
Interst Bearing DDA 225,683 17.1
MMA & Savings 283,981 21.5
CD's & IRA's<100m 246,683 18.7
CD's & IRA's>100m 189,175 14.3
Total Deposits $ 1,322,544 100.0%
% of total
Cost of Deposits for the 3
months ended 6/30/06 =
2.29%
Cost of Deposits for the 3
months ended 6/30/06 =
2.04%
Amount
Non-interest bearing DDA $ 1,216,339 24.5%
Interst Bearing DDA 880,764 17.8
MMA & Savings 1,214,516 24.5
CD's & IRA's<100m 844,721 17.0
CD's & IRA's>100m 806,204 16.2
Total Deposits $ 4,962,544 100.0%
% of total

Pro Forma Loan Portfolio
Pro Forma Loan Portfolio
Prosperity Bancshares, Inc.
6/30/06
Prosperity Bancshares, Inc.
Pro Forma
6/30/06
Home Equity
2.9%
Agriculture
3.0%
Consumer
3.2%
1-4 Family
Residential
17.0%
Commercial
14.5%
Construction
18.0%
Commercial
R.E.
41.4%
Texas United Bancshares, Inc.
6/30/06
Home Equity
3.2%
Agriculture
5.3%
Consumer
5.5%
1-4 Family
Residential
13.6%
Commercial
21.0% Construction
24.7%
Commercial
R.E.
26.5%
Home Equity
3.0%
Agriculture
3.9%
Consumer
4.1%
1-4 Family
Residential
15.8%
Commercial
16.9%
Construction
20.4%
Commercial
R.E.
36.0%
In thousands
Loans/Deposits: 60.6% Loans/Deposits: 94.9% Loans/Deposits: 69.7%
Amount
Commercial R.E. $ 332,560 26.5%
Commercial 264,190 21.0
Construction 310,551 24.7
1-4 Family Residential 171,289 13.7
Consumer 69,426 5.5
Agriculture 66,556 5.3
Home Equity 40,645 3.2
Gross Loans $ 1,255,217 100.0%
% of total
Amount
Commercial R.E. $ 912,773 41.4%
Commercial 319,011 14.5
Construction 396,246 18.0
1-4 Family Residential 373,783 17.0
Consumer 71,432 3.2
Agriculture 67,007 3.0
Home Equity 64,540 2.9
Gross Loans $ 2,204,792 100.0%
% of total
Amount
Commercial R.E. $ 1,245,333 36.0%
Commercial 583,201 16.9
Construction 706,797 20.4
1-4 Family Residential 545,072 15.7
Consumer 140,858 4.1
Agriculture 133,563 3.9
Home Equity 105,185 3.0
Gross Loans $ 3,460,009 100.0%
% of total

TXUI Acquisition Presentation – 7/20/06